CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

Exhibit 10.30

1st AMENDMENT

TO THE SUPPLY AND PACKAGING SERVICES AGREEMENT DATED DECEMBER 30, 2020

This first addendum (the “First Amendment”) is made on the date of the last signature of the Parties below (the “First Amendment Effective Date”)

BETWEEN

(1) Sandoz GmbH, a limited liability company organized and existing under the laws of Austria, registered with the commercial register of the district court (Landesgericht) Innsbruck under FN 50587v, with its registered address at Biochemiestrasse 10, 6250 Kundl, Austria (“Supplier”); and

(2) Phathom Pharmaceuticals, Inc, a corporation validly existing under the laws of the State of Delaware, located at 2150 E. Lake Cook Road, Suite 800, Buffalo Grove, IL 60089, U.S. (“Customer”).

WHEREAS:

(A)
Supplier and Customer have entered into a Supply and Packaging Services Agreement on December 30, 2020 (the “Agreement”), by which Customer has entrusted Supplier to supply certain bulk products and to perform certain packaging services relating to certain proprietary pharmaceutical products. Capitalized terms used and not otherwise defined herein shall have the meaning given to them in the Agreement.
(B)
The Parties now desire to extend the scope of the agreement to the Additional Product (as defined below), as foreseen in Section 1.7 of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein the Parties hereby agree as follows:

1.
CHANGES TO THE MAIN BODY OF THE AGREEMENT

The main body of the Agreement is hereby amended as follows (changed or new wording in italics):

1.1
The last sentence of Clause 1.2 is changed as follows:

Supplier Bulk Supply and Packaging Services shall be subject to one single ordering and invoicing mechanism for each Final Product.

1.2
The first paragraph of Clause 1.3 is changed as follows:

Bulk Products. The bulk products to be packaged under this agreement are

•
For the Original Product: Clarithromycin 500 mg FCT, Amoxicillin 500 mg HGC and Vonoprazan 20 mg FCT; and
•
For the Additional Product: Vonoprazan 20 mg FCT and Amoxicillin 500 mg HGC

(jointly referred to as “Bulk Products” and each of them a “Bulk Product”).

1.3
The first sentence of Clause 1.6 is hereby changed as follows:

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Phases of Cooperation. The cooperation of the Parties hereunder shall go through two (2) phases for each the Original Product and the Additional Product:

1.4
Clause 1.7 is changed as follows:

Extension of Scope. The cooperation of the Parties shall in the first instance be limited to Packaging Services and other services related to the Final Products to be marketed in the Territory. However, Customer intends potentially to launch the Final Products in other regions. In case of such additional launches the scope of this Agreement shall be extended, and the terms modified, solely to the extent necessary to address such expanded scope.

1.5
The first sentence of Clause 2.3 is changed as follows:

Further Implementation Services. In addition to the Set-up Activities covered by the LoI, Supplier shall provide the following services, as further specified in Annex 3 (Further Im-plementation Services), in relation to the Original Product (the “Further Implementation Services”):

1.6
The following new Clause 2.5 is added to the Agreement:

Additional Implementation Services. In addition to the Set-up Activities covered by the LoI and the Further Implementation Services, Supplier shall provide the following services, as further specified in Annex 3a (Additional Implementation Services), in relation to the Additional Product (the “Additional Implementation Services”):

a)
Procurement of Additional Equipment for Packaging Line and the Additional Product;
b)
Installation & Operational Qualification Dual Pack and Sample Manufacturing; and
c)
Sample Manufacturing Triple Pack.
1.7
The following new Clause 2.6 is added to the Agreement:

Additional Implementation Fees. For the performance of the Additional Implementation Services, Customer shall pay to Supplier the following service fees (the “Additional Implementation Fees” and each of them an “Additional Implementation Fee”):

Work Package	Fee	Invoice Date
Procurement of Additional Equipment for Packaging Line and the Additional Product	[***]	[***]
Installation & Operational Qualification Dual Pack and Sample Manufacturing Sample Manufacturing Triple Pack	[***]	[***]

Upon [***], Supplier shall issue invoices for the Additional Implementation Fees. Clauses 6.3-6.7 shall apply mutatis mutandis.

1.8
Existing Clause 2.5 is now changed to Clause 2.7 and changed as follows:

Timeline. The Parties intend that all Set-up Activities relating to the Original Product and the Additional Product shall be completed by end of [***], except for (i) the validation of the packaging

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process which shall be completed no later than [***], and (ii) stability study which shall have an overall duration of [***]. In the event that any Set-up Activities cannot be successfully performed and completed in such timeline, the Parties shall promptly meet to discuss, in good faith, a path forward.

1.9
The first sentence of Clause 3.1 is changed as follows:

Commencement. Upon completion of the Set-up Activities (except for the stability study) for the Original Product and the Additional Product, respectively, and subject to payment of the Implementation Fees or the Additional Implementation Fees, Supplier shall provide the Packaging Services and Deliver the relevant Final Products to Customer and its Affiliates throughout the remaining Term.

1.10
Clause 3.7 is changed as follows:

Purchase Obligation. Unless this Agreement is terminated or expires earlier, Customer shall source its and its Affiliates’ entire demands for each Final Product and for Supplier Provided Bulk Products, in each case for sale during the Exclusive Purchase Period in the Territory, exclusively from Supplier and/or Supplier-designated Affiliate for a period of [***] (the “Exclusive Purchase Period”) and Customer shall not, either directly or indirectly, during the Exclusive Purchase Period in the Territory, sell Final Product and/or Supplier Provided Bulk Products sourced from any party other than Supplier.

1.11
The first sentence of Clause 5.1 is changed as follows:

Rolling Monthly Forecasts. Within the first [***] of each calendar month during the Term of this Agreement, Customer shall provide Supplier with a [***] rolling forecast (the “Forecast”) of its requirements of each Final Product.

1.12
Clause 5.5 is changed as follows:

Minimum Capacity. Supplier shall at all times during the Manufacturing Phase maintain an annual minimum capacity for the provision of Packaging Services, depending on the applicable cumulative Forecast volume for the Final Products (Original Product plus Additional Products), as specified in the following chart:

Forecast Volume	Minimum Capacity (as a % of Forecast)
[***]	[***]
[***]	[***]

1.13
Sentences 1 and 2 of Clause 5.6 are changed as follows:

Order Quantities. Each Order shall be for full batches of each Final Product, and Supplier shall not be required to accept Orders for lesser quantities than specified in Annex 5 (Packaging Process). In the event that Customer wishes to order a quantity of a Final Product of less than the Minimum Order Quantities or minimum batch sizes, Customer shall specify such quantity in an Order and Supplier shall notify Customer within [***] of receipt of any such Order of the revised price for the Final Product to reflect the increased costs to Supplier of producing smaller quantities.

1.14
Clause 5.7 is changed as follows:

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Minimum Purchase Quantity. Customer shall, during each of [***], place Orders for at least the following volumes of the Final Products (the “Minimum Purchase Quantities” and each of them a “Minimum Purchase Quantity”):

Calendar Year of Delivery	Minimum Purchase Quantity
[***]	[***]
[***]	[***]
[***]

The Minimum Purchase Quantities for later Launch Years shall be mutually agreed by the Parties at least [***] prior to the end of [***]. In case the Parties fail to reach an agreement by such date, each Party may terminate this Agreement on [***] prior written notice.

In case Customer fails to order the agreed Minimum Purchase Quantity in a given Launch Year, Customer shall pay to Supplier the difference between the respective aggregated Price (plus VAT) of (i) the quantity of Final Products actually ordered by Customer from Supplier during such Launch Year and (ii) the respective Minimum Purchase Quantity, unless such failure is directly caused by an act or omission solely attributable to Supplier. [***].

1.15
Clause 7.2(c) is changed as follows:

The artwork, advertising and packaging information relating to each Final Product; and

1.16
Clause 10.5 is changed as follows:

Product Recalls. The rules on recalls of Final Products are set out in the Quality Agreement.

1.17
The first sentence of Clause 13.1 is changed as follows:

Term. This Agreement shall come into effect on the Effective Date (for the Original Product) and the First Amendment Effective Date (for the Additional Product) and shall continue in force for a fixed term of five (5) years following Launch for the first Final Product, unless terminated earlier in accordance with its terms (the “Initial Term”).

1.18
Clause 13.2 is changed as follows:

Termination due to Material Breach. Upon failure of any Party to remedy its material breach of any of its obligations under this Agreement (where remediable) on or before [***] after receipt of written notice of said breach from the other Party the Par-ty giving such notice shall have the right but not the obligation to terminate this Agreement , on a product-by-product basis for the affected Final Product(s), immediately (or such longer period of time as such Party shall determine) by written notice. In respect of a material breach which is not capable of remedy, the non-defaulting Party shall have the right, but not the obligation, to terminate this Agreement, on a product-by-product basis for the affected Final Product(s), immediately by written notice on the defaulting Party.

2.
CHANGES TO ANNEXES
2.1
The following definitions are hereby added or amended in Annex 1 – Definitions and Interpretation (new wording in italics):

“Additional Implementation Fees” has the meaning given to such term in Clause 2.6.

“Additional Implementation Services” has the meaning given to such term in Clause 2.5.

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“Additional Product” means the pharmaceutical product in final packaged form (including with package leaflet and instructions for use) containing Customer Provided Bulk Products and Amoxicillin 500 mg HGC, and meeting the specifications laid down in Annex 5 and/or other specifications mutually agreed upon by the Parties in writing.

“Agreement” means the Supply and Packaging Services Agreement between the Parties dated December 30, 2020 as amended by the First Amendment.

“Final Product” means the Original Product and/or the Additional Product.

“First Amendment” means the first amendment of the Agreement, by which the scope of the Agreement is essentially extended to the Additional Product.

“First Amendment Effective Date” means the date of the last signature of the Parties of the First Amendment.

“Launch” means, on a product by product basis, the first delivery of the respective Final Product in the Territory by Supplier to Customer.

“Launch Year” means, on a product by product basis, each twelve (12) month period commencing upon Launch of the respective Final Product. The first 12-month period following Launch shall be referred to as “Launch Year 1”, the second 12-month period following Launch shall be referred to as “Launch Year 2”, etc.

“Original Product” means the pharmaceutical product in final packaged form (including with package leaflet and instructions for use) containing Customer Provided Bulk Products, Clarithromycin 500 mg FCTs and Amoxicillin 500 mg HGC, and meeting the specifications laid down in Annex 5 and/or other specifications mutually agreed upon by the Parties in writing.

2.2
A new Annex 3a (Additional Implementation Services) as attached hereto is added to the Agreement.
2.3
In Annex 4 (Bulk Specifications) the term “Finished Product” is replaced by the term “Final Product”.
2.4
Annex 5 (Packaging Process) and Annex 6 (Prices) are amended as indicated in the changed versions of this Agreement as attached hereto (changed or added wording in italics).
3.
MISCELLANEOUS
3.1
The Parties agree that the Quality Agreement will be amended to reflect the extension of the Agreement to the Additional Product.
3.2
This First Amendment shall be effective as of the First Amendment Effective Date. It shall become an integral part of the Agreement, to which it shall be incorporated for all purposes. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.
3.3
Both Parties hereby warrant that they have the full and necessary legal capacity to enter into and execute this Amendment. The signatories of this amendment expressly declare and confirm that they have sufficient representation rights to enter into and execute this Amendment on behalf of the Party which they represent.
3.4
No modifications, amendments or supplements to the Agreement and/or this First Amendment shall be effective for any purpose unless in writing signed by both Parties, whereby electronic signatures, whether digital or encrypted, of the Parties are intended to fulfil this writing requirement and to have the same force and effect as manual signatures.

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3.5
For simplicity, a consolidated version of the Agreement, incorporating all changes under this First Amendment, is attached hereto as Schedule 1 (changed or added wording in italics).

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have signed this Agreement on the dates set out below:

For and on behalf of Sandoz GmbH	For and on behalf of Phathom Pharmaceuticals, Inc
Signature:_____________________	Signature: /s/ Jay Buchanan
Name: [***]	Name: Jay Buchanan
Title: [***]	Title: Vice President, Manufacturing and Supply Chain
Date: [***]	Date: December 4, 2021

For and on behalf of Sandoz GmbH	For and on behalf of Phathom Pharmaceuticals, Inc
Signature:_____________________	Signature: /s/ Larry Miller
Name: [***]	Name: Larry Miller
Title: [***]	Title: General Counsel

Date: [***]	Date: December 4, 2021

Attachments:

•
Annex 3a – Additional Implementation Services (new)
•
Annex 5 – Packaging Process (amended)
•
Annex 6 – Prices
•
Schedule 1 – Consolidated Version of the Agreement

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Annex 3a

ADDITIONAL IMPLEMENTATION SERVICES

[***]

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Annex 5

Packaging Process

Original Product - Specifications:

[***]

Additional Product - Specifications:

[***]

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Process Flow Chart: Original Product

[***]

Process Flow Chart: Additional Product:

[***]

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Annex 6

PRICES

Product Price and MOQ – Original Product:

[***]

Product Price and MOQ – Additional Product:

[***]

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SCHEDULE 1

CONSOLIDATED VERSION OF THE AGREEMENT

[***]

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